                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 30, 1997


                       SPECIALTY TELECONSTRUCTORS, INC.
               (Exact name of registrant as specified in charter)



         Nevada                        001-13272                 850421409
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)



          12001 Hwy 14 North
          Cedar Crest, NM                                          87008
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number including area code (505) 281-2197
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1995, Microwave Tower Service, Inc., an Oregon corporation ("MTS") became a wholly-owned subsidiary of Specialty Teleconstructors, Inc., (the "Company"), a Nevada corporation, pursuant to the terms of an Agreement and Plan of Merger (the "Merger"). The Merger constituted a nontaxable reorganization under Section 368(a)(1)(a) of the Internal Revenue Code of 1986 and will be accounted for as a pooling of interests pursuant to APB 16.

     Under the terms of the Merger, the Company exchanged 2,380,000 shares of its common stock for all issued and outstanding shares of MTS common stock.

     MTS designs, engineers, constructs and installs wireless transmitting and receiving facilities primarily for providers of wireless communications services. In addition, MTS manufactures and distributes a line of fasteners and other components used in the implementation, installation and maintenance of wireless transmitting and receiving facilities.

     For the fiscal year ended October 31, 1996, MTS had revenues of approximately $13.5 million and pre-tax net income of approximately $2.8 million (unaudited). MTS principal offices and manufacturing facilities are located in Salem, Oregon. In addition to its principal offices, MTS conducts operations through regional offices located in Phoenix, Arizona, Denver, Colorado, Salt Lake City, Utah, Anaheim, California and Sacramento, California. MTS' operations are conducted primarily in the Western half of the United States.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after July 15, 1997.

         (b)      Pro Forma Financial Information.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information, if any, required by Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after July 15, 1997.

         (c)      Exhibits.

Exhibit
Number                                Description
-------                               -----------

2.1 Agreement and Plan of Merger dated as of June 30, 1997 among MTS, each of the stockholders listed on Exhibit 1 to the Agreement and Plan of Merger, the Registrant and MTS Acquisition, Inc., a wholly-owned subsidiary of the Registrant*

-------

     * In accordance with Item 601(b)(2) of Regulation S-K, except for Exhibit 1, the exhibits to the Agreement and Plan of Merger have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission.


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SPECIALTY TELECONSTRUCTORS, INC.


Date:  July 14, 1997                       By: /s/ Michael R. Budagher
                                           -------------------------------
                                           Michael R. Budagher, Chairman of
                                           the Board, President, Chief Executive
                                           Officer and Treasurer

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                                 EXHIBIT INDEX


Exhibit
Number                                      Description
-------                                     -----------

2.1 Agreement and Plan of Merger dated as of June 30, 1997 among MTS, each of the stockholders listed on Exhibit 1 to the Agreement and Plan of Merger, the Registrant and MTS Acquisition, Inc., a wholly-owned subsidiary of the Registrant*

-------

     * In accordance with Item 601(b)(2) of Regulation S-K, except for
Exhibit 1, each of the exhibits to the Agreement and Plan of Merger have been excluded; such exhibits will be furnished supplementally upon request by the Securities and Exchange Commission.